                                                                    EXHIBIT 99.1

[CMS ENERGY LOGO]

                                                                    NEWS RELEASE

                           CMS ENERGY RESULTS IMPROVE,
                             FINANCIAL PLAN ON TRACK

         JACKSON, Mich., March 10, 2004 - CMS Energy (NYSE: CMS) announced today a 2003 reported net loss of $44 million, or $0.30 per share, compared to a loss of $650 million, or $4.68 per share, in 2002.

         Excluding the impact of $1.11 per share in asset writedowns and other charges, ongoing earnings for 2003 were $0.81 per share, or $122 million, in line with the Company's guidance of $0.80 to $0.90 per share. On a comparable basis, ongoing earnings for 2002 were $0.84 per share on net income of $117 million.

         Ongoing (non-Generally Accepted Accounting Principles) earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales or other items detailed in the attached summary financial statements.

         CMS Energy also announced its guidance for 2004: a reported net loss of about $0.50 per share and ongoing earnings growth to about $0.85 per share. The reported guidance reflects losses anticipated from the sale of certain international assets.

         CMS Energy 2003 highlights included:

         - 15 assets sold for $2.1 billion and net proceeds of nearly $850 million

         - Consolidated debt reduced by $1.1 billion

         - $3.8 billion refinanced to extend debt maturities and lower interest costs

         - $560 million contributed to the pension plan, fully funding all accumulated obligations

         - Consumers Energy's gas utility ranked highest for customer satisfaction in the Midwest for the second straight year by J.D. Power and Associates

         - Consumers Energy ranked No. 2 nationally in a University of Michigan survey of customer satisfaction for combined electric and gas utilities.

         - Electric utility met all 10 performance standards set by the Michigan Public Service Commission

         - The Company's utility and non-utility generating plants set production records


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         The Company also noted it had restated its 2001 and 2002 financial statements to properly account for certain derivative instruments held by some international affiliates. The Company owns a minority interest in those affiliates. CMS Energy's 2003 10-K filing will detail the restatements, which increased the 2002 loss from $4.46 per share to $4.68 per share.

         CMS Energy's chairman and chief executive officer, Ken Whipple, said the 2003 results and 2004 guidance reflect the progress the Company is making with its "utility-plus" strategy.

         "Our goal is to become a smaller, stronger company with our utility, Consumers Energy, as the primary focus. The `plus' part is our non-utility energy businesses - independent power projects, gas and electric distribution units, and gas pipelines - that are important to our cash flow and earnings," Whipple said.

         "We will continue to execute our financial improvement plan and meet our commitments. We have this Company moving in the right direction and will maintain our focus on operational excellence, increasing our financial flexibility, and reducing debt."

         CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.


                                      # # #

         For more information on CMS Energy, please visit our web site at: www.cmsenergy.com

         Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop,
         517/788-2395

         Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

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                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                        --------------------------------
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)

                                                             Fourth Quarter                             Twelve Months
                                                               (Unaudited)
                                                   ----------------------------------         ---------------------------------
                                                       2003                  2002                2003                  2002
                                                   ------------          ------------         -----------          ------------
Operating Revenue                                  $      1,372          $      1,736         $     5,513          $      8,673

Earnings from Equity
   Method Investees                                          39                    (3)                164                    92

Operating Expenses                                        1,306                 2,255               5,082                 8,690
                                                   ------------          ------------         -----------          ------------

Operating Income (Loss)                            $        105          $       (522)        $       595          $         75

Other Income (Deductions)                                    12                   (30)                 14                     -

Fixed Charges                                               139                   123                 594                   508

Income Tax Expense (Benefit)                                 10                  (162)                 58                   (41)

Minority Interests                                            3                     -                   -                     2
                                                   ------------          ------------         -----------          ------------

Income (Loss) from Continuing Operations           $        (35)         $       (513)        $       (43)         $       (394)

Income (Loss) from Discontinued Operations                   43                  (120)                 23                  (274)

Cumulative Effect of Accounting Changes                       -                     -                 (24)                   18
                                                   ------------          ------------         -----------          ------------

Net Income (Loss)                                  $          8          $       (633)        $       (44)         $       (650)
                                                   ============          ============         ===========          ============

Earnings (Loss) Per Share

             Basic                                 $       0.05          $      (4.40)        $     (0.30)         $      (4.68)

             Diluted                                       0.05                 (4.40)              (0.30)                (4.68)



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                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                      -------------------------------------
                              (Millions of Dollars)

                                                               December 31               December 31
                                                                  2003                      2002
                                                             ---------------           ---------------
ASSETS
Cash and cash equivalents                                    $           532           $           351
Restricted cash                                                          201                        38
Other current assets                                                   1,761                     2,350
                                                             ---------------           ---------------
    Total current assets                                     $         2,494           $         2,739
Net plant and property                                                 6,944                     6,103
Investments                                                            1,390                     1,369
Non-current assets                                                     3,010                     4,570
                                                             ---------------           ---------------
Total assets                                                 $        13,838           $        14,781
                                                             ===============           ===============

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
    Debt
      Long-term debt (excluding Securitization and           $         5,622           $         4,931
        Related Parties)
      Capital leases                                                      58                       116
      Notes Payable                                                        -                       458
      Current portion of long-term
        debt and capital leases
        (excluding securitization)                                       491                       619
                                                             ---------------           ---------------
      Total debt                                             $         6,171           $         6,124
    Preferred stock and securities                                       305                       927
    Minority interest                                                     73                        38
    Common stockholders' equity                                        1,585                     1,078
                                                             ---------------           ---------------
    Total capitalization                                     $         8,134           $         8,167
Securitization debt                                                      426                       453
Long-term debt - Related Parties                                         684                         -
Current liabilities                                                      980                     1,785
Non-current liabilities                                                3,614                     4,376
                                                             ---------------           ---------------
Total Stockholders' Investment and Liabilities               $        13,838           $        14,781
                                                             ===============           ===============



                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                              (Millions of Dollars)

                                                                           Twelve Months
                                                             -----------------------------------------
                                                                  2003                      2002
                                                             ---------------           ---------------
Beginning of Period Cash                                     $           351           $           123
                                                             ---------------           ---------------
    Cash (used in) provided by
      operating activities                                   $          (251)          $           614
    Cash provided by investing activities                                203                       829
    Cash used in financing activities                                    230                    (1,223)
    Currency Translation Adjustment                                       (1)                        8
                                                             ---------------           ---------------
      Total Cash Flow                                        $           181           $           228
                                                             ---------------           ---------------
End of Period Cash                                           $           532           $           351
                                                             ===============           ===============



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                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
             -------------------------------------------------------
 Reconciliations of GAAP Net Income (Loss) to Non-GAAP Ongoing Net Income (Loss)
                      (Millions, Except Per Share Amounts)

                                                                      Fourth Quarter                     Twelve Months
                                                                       (Unaudited)
                                                               ---------------------------          -------------------------
                                                                  2003            2002                 2003          2002
                                                               -----------     -----------          ----------    -----------
NET INCOME (LOSS)                                              $         8     $      (633)         $      (44)   $      (650)

Reconciling Items:
      Discontinued Operations (Income) Loss                            (43)            120                 (23)           274
      Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                    -               -                  23              -
           SFAS No. 143 Asset Retirement Obligation                      -               -                   1              -
           SFAS No. 133 Derivative Accounting                            -               -                   -            (18)
      Net Asset Writedowns                                              23             458                  79            458
      Loss of Tax Benefits                                               -              13                   -             54
      Net Asset (Gain)/Loss and Other                                   48              18                  86             (1)
                                                               -----------     -----------          ----------    -----------
Ongoing Net Income (Loss) - Non-GAAP Basis                     $        36     $       (24)         $      122    $       117
                                                               ===========     ===========          ==========    ===========

Average Number of Common Shares Outstanding
      Basic                                                            161             144                 150            139
      Diluted                                                          166             148                 155            143

BASIC EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                          $      0.05     $     (4.40)         $    (0.30)   $     (4.68)

Reconciling Items:
      Discontinued Operations (Income) Loss                          (0.27)           0.83               (0.16)          1.97
      Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                    -               -                0.15              -
           SFAS No. 143 Asset Retirement Obligations                     -               -                0.01              -
           SFAS No. 133 Derivative Accounting                            -               -                   -          (0.13)
      Net Asset Writedowns                                            0.14            3.18                0.52           3.29
      Loss of Tax Benefits                                               -            0.09                   -           0.39
      Net Asset (Gain)/Loss and Other                                 0.30            0.14                0.59              -
                                                               -----------     -----------          ----------    -----------
Ongoing Net Income (Loss) - Non-GAAP Basis                     $      0.22     $     (0.16)         $     0.81    $      0.84
                                                               ===========     ===========          ==========    ===========

DILUTED EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                          $      0.05     $     (4.40)         $    (0.30)   $     (4.68)

Reconciling Items:
      Discontinued Operations (Income) Loss                          (0.27)           0.83               (0.16)          1.97
      Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                    -               -                0.15              -
           SFAS No. 143 Asset Retirement Obligations                     -               -                0.01              -
           SFAS No. 133 Derivative Accounting                            -               -                   -          (0.13)
      Net Asset Writedowns                                            0.14            3.18                0.52           3.29
      Loss of Tax Benefits                                               -            0.09                   -           0.39
      Net Asset (Gain)/Loss and Other                                 0.30            0.14                0.59              -
                                                               -----------     -----------          ----------    -----------
Ongoing Net Income (Loss) - Non-GAAP Basis                     $      0.22     $     (0.16)         $     0.81    $      0.84
                                                               ===========     ===========          ==========    ===========
